                                                 Annual Report o August 31, 1998


[Logo]
                       New York
                       Tax Free Reserves







MONEY MARKETS












            ---------------------------------------------------------
                              INVESTMENT PRODUCTS:
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
            ---------------------------------------------------------

TABLE OF CONTENTS

CITIFUNDS NEW YORK TAX FREE RESERVES

Letter to Our Shareholders                                      1
-----------------------------------------------------------------
Portfolio Environment and Outlook                               2
-----------------------------------------------------------------
Fund Facts                                                      3
-----------------------------------------------------------------
Fund Performance                                                4
-----------------------------------------------------------------
Portfolio of Investments                                        5
-----------------------------------------------------------------
Statement of Assets and Liabilities                            12
-----------------------------------------------------------------
Statement of Operations                                        13
-----------------------------------------------------------------
Statement of Changes in Net Assets                             14
-----------------------------------------------------------------
Financial Highlights                                           15
-----------------------------------------------------------------
Notes to Financial Statements                                  16
-----------------------------------------------------------------
Independent Auditors' Report                                   20
-----------------------------------------------------------------

LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

   The 12-month period ended August 31, 1998 saw a continuation of the positive economic conditions that have prevailed over the past three years. Late in the period, however, heightened volatility caused the stock market to retrace its gains for the year.

   Such volatility suggests that tax-exempt money market securities may once again be poised to demonstrate their true value as relatively safer investments where investors seek to protect their principal and earn interest that is free from federal income taxes. In our view, CitiFundsSM New York Tax Free Reserves can play a valuable role in investors' diversified investment portfolios.

   As you have probably heard, Citicorp announced its intention to merge with The Travelers Group. The merger is expected to occur on or about October 8, 1998. As necessary, we will provide you with information that specifically affects the fund.

Thank you for your continued confidence and participation.

Sincerely,

/s/ Philip W. Coolidge

Philip W. Coolidge
President
September 21, 1998

PORTFOLIO ENVIRONMENT AND OUTLOOK

YIELDS ON MONEY MARKET INSTRUMENTS ENDED THE 12-MONTH REPORTING PERIOD LOWER THAN WHERE THEY BEGAN, reflecting the general trend of short-term interest rates. That decline was interrupted, however, during the first quarter of 1998, which saw an increase in short-term interest rates amid uncertainty over the economic effects of the financial crisis in Asia. When evidence emerged early in the year that U.S. economic growth was stronger than most analysts expected, interest rates rose in anticipation of a move by the Federal Reserve Board to a more restrictive monetary policy.

   Such a move never took place, however, because of the absence of inflationary pressures. During the second and third quarters of 1998, it became clearer that the Asian crisis was, in fact, negatively affecting U.S. corporate earnings and dampening U.S. economic growth. In effect, lower demand for U.S. goods from overseas markets and improved competitive positions for Asian companies constrained sales and earnings of U.S. exporters. As a result, fixed-income investors became more confident that the Federal Reserve would maintain short-term interest rates at current levels, and money market yields settled back to their previous lows.

   In this economic environment, yields of short-term municipal securities generally tracked the movements of yields of comparable U.S. Treasury bills. However, the market also responded to its own unique influences, most notably changes in the supply of newly issued securities. While issuance of longer-term municipal securities increased, the short end of the market saw a reduction of supply relative to one year ago. Favorable economic conditions, attractive rates in the longer end of the market and improved fiscal operations appear to have reduced the need for New York municipalities to finance their operating and capital needs with short-term debt.

   The relative shortage of short-term municipal notes was offset by increased issuance of tax-exempt variable-rate demand notes (VRDNs), which are securitized and issued by investment banks. Some of the VRDNs in which we invested were securitized from the bonds issued by the Long Island Power Authority in May. This $4.3 billion deal, issued to privatize the Long Island Lighting Company, represented the largest single issuance of municipal bonds in history.

   We increased the portfolio's exposure to VRDNs to take advantage of higher yields. By mid-1998, VRDNs comprised approximately 69% of the portfolio, with the remainder allocated to short-term municipal securities from some of the state's school districts. Seasonal issuance of non-rated notes during the first half of 1998 gave us an opportunity to extend the portfolio's average maturity, enabling us to lock in higher yields than were generally available from conventional short-term notes.

   WE BELIEVE SHORT-TERM INTEREST RATES ARE LIKELY TO REMAIN NEAR CURRENT LEVELS FOR THE REMAINDER OF THE YEAR. If economic growth continues to moderate in the fourth quarter of 1998, as we expect, the Federal Reserve Board will have little reason to raise short-term interest rates, which they might otherwise do to forestall a reacceleration of inflation. In our opinion, the opposite is the more likely scenario: if the economy continues to slow, the Federal Reserve Board may eventually reduce short-term interest rates modestly in order to provide an economic stimulus.

   In the meantime, we remain encouraged by the strength of New York's short-term municipal securities market. In our analysis, the state and its municipalities are more fiscally sound than at any other time in recent memory. Even cities and towns that had persistent financial problems just a few years ago, particularly New York City, appear to be economically healthier. Both New York State and New York City are currently enjoying multi-billion-dollar surpluses, some of which they are allocating to "rainy day" reserves for use in the event that economic conditions deteriorate in the future. If this favorable credit environment continues, it should help us continue to deliver competitive after-tax returns consistent with capital preservation to our shareholders.

FUND FACTS

FUND OBJECTIVE
To provide its shareholders with high levels of current income exempt from federal, New York State and New York City personal income taxes*, preservation of capital and liquidity.

INVESTMENT ADVISER              DIVIDENDS
Citibank, N.A.                  Declared daily, paid monthly

COMMENCEMENT OF OPERATIONS      CAPITAL GAINS
November 4, 1985                Distributed annually, if any

NET ASSETS AS OF 8/31/98        BENCHMARKS
$1,094.7 million                o Lipper New York Tax Exempt Money Funds Average
                                o IBC New York Tax Free Money Funds Average

*A portion of the income may be subject to the Federal Alternative Minimum Tax
 (AMT). Consult your personal tax advisor.

FUND PERFORMANCE

TOTAL RETURNS

                                                  ONE        FIVE        TEN
ALL PERIODS ENDED AUGUST 31, 1998                 YEAR       YEARS*     YEARS*
------------------------------------------------------------------------------
CitiFunds New York Tax Free Reserves              3.03%      2.83%      3.37%
Lipper New York Tax Exempt Money Funds Average    3.00%      2.82%      3.38%

 * Average Annual Total Return

7-DAY YIELDS
Annualized Current        2.79%
Effective                 2.82%

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365 day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized the income earned by the investment during that seven-day period is assumed to be reinvested. The effective yield is slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note: A money market fund's yield more closely reflects the current earnings of the fund than does the total return.

IMPORTANT TAX INFORMATION--For the fiscal year ended August 31, 1998, the Fund paid $0.02991 per share to shareholders from net investment income. Fur such period, the Fund designated all dividends paid as exempt-interest dividends. Thus, 100% of these distributions during this period were exempt from Federal income tax and 77.6% of dividends earned were also exempt from New York personal income tax. In addition, 13.8% of the dividends were derived from income earned from certain government obligations which may be subject to the Federal Alternative Minimum Tax (AMT).

COMPARISON OF 7-DAY YIELDS FOR CITIFUNDS NEW YORK TAX FREE RESERVES VS. IBC NEW YORK TAX FREE MONEY FUNDS AVERAGE

As illustrated, CitiFunds New York Tax Free Reserves generally provided a similar annualized seven-day yield to that of a comparable IBC Money Fund Average, as published in IBC Money Fund Report(TM), for the one-year period.

                         IBC New York         CitiFunds New York
                        T-F Funds Avg.           T-F Reserve
                        --------------           -----------
9/2/97                       2.83%                 2.87%
9/9/97                       2.88%                 2.89%
9/16/97                      2.97%                 2.97%
9/23/97                      3.08%                 3.07%
9/30/97                      3.24%                 3.24%
10/7/97                      3.04%                 3.08%
10/14/97                     2.98%                 3.00%
10/21/97                     2.99%                 3.01%
10/28/97                     3.03%                 3.05%
11/4/97                      3.04%                 3.06%
11/11/97                     3.09%                 3.10%
11/18/97                     3.19%                 3.20%
11/25/97                     3.22%                 3.25%
12/2/97                      3.19%                 3.22%
12/9/97                      2.95%                 3.03%
12/16/97                     3.06%                 3.08%
12/23/97                     3.18%                 3.22%
12/30/97                     3.29%                 3.36%
1/6/98                       3.17%                 3.19%
1/13/98                      2.86%                 2.86%
1/20/98                      2.80%                 2.86%
1/27/98                      2.84%                 2.84%
2/3/98                       2.92%                 2.95%
2/10/98                      2.60%                 2.74%
2/17/98                      2.51%                 2.57%
2/24/98                      2.70%                 2.72%
3/3/98                       2.82%                 2.87%
3/10/98                      2.43%                 2.63%
3/17/98                      2.47%                 2.59%
3/24/98                      2.76%                 2.83%
3/31/98                      2.92%                 2.99%
4/7/98                       2.88%                 2.98%
4/14/98                      2.88%                 2.98%
4/21/98                      3.15%                 3.21%
4/28/98                      3.34%                 3.40%
5/5/98                       3.22%                 3.31%
5/12/98                      3.10%                 3.16%
5/19/98                      3.12%                 3.17%
5/26/98                      3.09%                 3.15%
6/2/98                       3.14%                 3.15%
6/9/98                       2.92%                 3.00%
6/16/98                      2.94%                 2.98%
6/23/98                      2.92%                 2.97%
6/30/98                      2.95%                 2.97%
7/7/98                       2.60%                 2.73%
7/14/98                      2.55%                 2.68%
7/21/98                      2.85%                 2.92%
7/28/98                      2.92%                 3.01%
8/4/98                       2.91%                 3.00%
8/11/98                      2.57%                 2.77%
8/18/98                      2.71%                 2.81%
8/25/98                      2.64%                 2.82%
9/1/98                       2.66%                 2.79%

Note: The Fund seeks to maintain a stable $1.00 per share price, although there is no assurance that this will be so on a continuing basis. Fund shares are not insured or guaranteed by the U.S. Government. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of dividends. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's returns would have been lower.

         CitiFunds New York Tax Free Reserves

         IBC New York Tax Free Money Funds Average

CITIFUNDS NEW YORK TAX FREE RESERVES
PORTFOLIO OF INVESTMENTS                                         August 31, 1998

                                              Principal
                                               Amount
Issuer                                     (000's omitted)          Value
--------------------------------------------------------------------------------
Tax Exempt Commercial Paper -- 1.0%
--------------------------------------------------------------------------------
Municipal Assistance
  Corp., NY,
  3.20% due 10/08/98                            $ 7,500          $    7,500,000
New York State Dormitory
  Authority Revenue,
  3.35% due 9/08/98 3,000 3,000,000
                                                                 --------------
                                                                     10,500,000
                                                                 --------------

Bond, Revenue, Tax and Tax Revenue
Anticipation Notes and General
Obligation Bonds and Notes -- 17.1%
--------------------------------------------------------------------------------
Albany, NY, City School
  District, TANs,
  4.00% due 10/16/98                             11,000              11,005,035
Ballston Spa, NY, Central
  School District, G.O.,
  4.25% due 12/30/98                              3,000               3,003,797
Bedford, NY, Central
  School District, TANs,
  3.75% due 11/15/98                              6,000               6,003,077
Brookhaven, NY, G.O.,
  5.70% due 11/15/98                              1,830               1,837,808
Central Islip, NY, Union
  Free School, BANs,
  4.25% due 12/23/98                              1,000               1,001,040
Central Islip, NY, Union
  Free School, BANs,
  4.00% due 6/30/99                              14,000              14,033,452
Chautauqua County,
  NY, TANs,
  4.00% due 12/22/98                              3,000               3,003,833
Chautauqua County,
  NY, TANs,
  4.00% due 2/18/99                              10,000              10,016,627
Colonie, NY, BANs,
  4.00% due 7/30/99                               1,662               1,666,381
East Hampton, NY, G.O.,
  4.38% due 4/15/99                                 679                 681,964
East Islip, NY, Union Free
  School District, TANs,
  4.00% due 6/25/99                              10,000              10,023,495
Galway, NY, Central
  School District, BANs,
  4.00% due 3/16/99                               3,950               3,957,028
Greenburgh, NY, Central
  School District,
  TANs, AMT
  3.90% due 10/09/98                              7,500               7,502,682
Hempstead, NY BANs,
  4.00% due 1/06/99                               2,000               2,002,461
Holly, NY, Central School
  District, BANs,
  4.25% due 1/07/99                               4,410               4,414,454
Levittown, NY, Union
  Free School District, TANs,
  4.00% due 6/23/99                               9,000               9,020,991
Longwood, NY, Central
  School District, TANs,
  4.00% due 6/30/99                              11,000              11,026,315
Marion, NY, Central
  School District, BANs,
  4.25% due 1/06/99                               4,800               4,805,612
Middletown, NY, City
  School District, BANs,
  5.50% due 11/01/98                                400                 401,259
Miller Place, NY, Union
  Free School District, TANs,
  4.00% due 6/30/99                               5,000               5,011,950
Monroe County, NY, BANs,
  4.00% due 7/23/99                               3,000               3,010,313
Monroe County, NY, G.O.,
  3.45% due 9/10/98                               7,500               7,500,000
Monroe County, NY, G.O.,
  6.00% due 3/01/99                                 565                 571,136
North Hempstead,
  NY, BANs,
  4.50% due 9/01/98                               1,110               1,110,000
North Hempstead, NY, G.O.,
  4.00% due 3/01/99                                 425                 425,610
North Warren, NY,
  Central School
  District, BANs, 4.25%
  due 1/07/99                                     3,300               3,303,888
Nyack, NY, Union
  Free School District, TANs,
  3.90% due 1/15/99                               2,500               2,503,623
Onondaga County,
  NY, BANs,
  3.20% due 11/13/98                              1,000               1,000,000
Oyster Bay, NY, BANs,
  4.00% due 10/02/98                             10,000              10,003,775
Sachem, NY,
  Central School
  District, TANs,
  4.00% due 6/25/99                               5,000               5,012,971
Sayville, NY, Union Free
  School District, TANs,
  4.00% due 6/29/99                               5,000               5,012,689
South Country, NY, Central
  School District, TANs,
  4.00% due 6/24/99                               8,000               8,018,776
Thousand Island, NY,
  Central School
  District, BANs,
  4.00% due 4/28/99                              10,000              10,014,471
Wayne, NY, Central
  School District, BANs,
  4.00% due 3/30/99                               6,000               6,013,325
Westchester County,
  NY, TANs,
  3.59% due 12/29/98                             10,000              10,000,606
West Islip, NY,
  Union Free School
  District, TANs,
  3.90% due 6/30/99                               2,800               2,804,457
White Plains, NY,
  G.O. Bonds,
  9.70% due 12/15/98                              1,060               1,078,373
                                                                 --------------
                                                                    187,803,274
                                                                 --------------

Annual, Semi-Annual and Quarterly
Tender Revenue Bonds and Notes
(Puts) -- 9.8%
--------------------------------------------------------------------------------
Buffalo, NY,
  3.70% due 2/01/99                                 800                 800,000
Chicago, IL,
  3.55% due 2/04/99                               7,000               7,000,000
Dutchess County, NY,
  7.00% due 2/15/99                                 650                 660,137
Municipal Pooled Trusts,
  3.85% due 7/15/99                              14,395              14,395,000
Municipal Security
  Trust Certificates,
  3.80% due 10/02/98                             13,000              13,000,000
New York City, NY,
  Housing
  Development Corp.,
  4.40% due 5/01/99                                 250                 250,801
New York City, NY,
  Industrial Development
  Agency,
  5.50% due 11/15/98                              1,200               1,204,640
New York State Dormitory
  Authority Revenue,
  3.60% due 9/10/98                               8,115               8,115,000
New York State Dormitory
  Authority Revenue,
  3.60% due 1/15/99                               8,955               8,955,000
New York State Dormitory
  Authority
  Revenue,
  4.75% due 2/15/99                                 750                 753,479
New York State Dormitory
  Authority Revenue,
  4.00% due 7/01/99                                 500                 501,363
New York State Energy,
  Research and
  Development,
  3.80% due 10/15/98                              5,000               5,000,000
New York State
  Environmental Revenue,
  3.60% due 9/10/98                               9,000               9,000,000
New York State
  Environmental Revenue,
  3.65% due 12/15/98                                860                 859,983
New York State
  Environmental Revenue,
  4.00% due 6/15/99                                 750                 751,411
New York State Housing
  Finance Authority,
  3.60% due 9/10/98                               8,745               8,745,000
New York State Housing
  Finance Authority,
  8.00% due 11/01/98                              4,150               4,263,030
New York State
  Medical Care Facilities,
  7.25% due 2/15/99                               1,955               2,024,687
New York State Medical
  Care Facilities,
  7.80% due 2/15/99                               2,000               2,076,963
New York State Power
  Authority Revenue,
  3.60% due 9/01/98                              15,000              15,000,000
New York State Power
  Authority Revenue,
  5.50% due 1/01/99                                 825                 829,823
Suffolk County, NY,
  Cooperative Bonds,
  4.00% due 12/30/98                              2,800               2,802,221
                                                                 --------------
                                                                    106,988,538
                                                                 --------------

Variable Rate Demand Notes* -- 75.6%
--------------------------------------------------------------------------------
Alaska State Housing
  Finance Corp.,
  due 6/01/26                                     3,500               3,500,000
Babylon, NY, Industrial
  Development Agency,
  due 7/01/14                                       700                 700,000
Babylon, NY, Industrial
  Development Agency,
  due 1/01/19                                     5,000               5,000,000
Chicago, IL, Tax Increment,
  due 12/01/14                                    3,000               3,000,000
Chicago, IL, O'Hare
  International Airport
  Revenue, AMT,
  due 7/01/10                                     6,500               6,500,000
Clipper Tax Exempt
  Trust, AMT,
  due 3/01/15                                    11,275              11,275,000
Clipper Tax Exempt
  Trust, AMT,
  due 3/01/16                                     9,120               9,120,000
Connecticut State, G.O.,
  due 8/01/12                                     1,800               1,800,000
Connecticut State Housing
  Financial Authority, AMT,
  due 5/15/18                                     3,745               3,745,000
Connecticut State Housing
  Financial Authority, AMT,
  due 11/15/27                                    3,940               3,940,000
Connecticut State Special
  Tax Obligation,
  due 12/01/10                                    5,600               5,600,000
Escambia County, FL,
  Industrial Development
  Revenue, due 3/01/22                            3,700               3,700,000
Florida Housing Finance
  Agency, due 6/01/26                             5,000               5,000,000
Fort Wayne, IN,
  Hospital Authority
  Revenue,
  due 1/01/16                                     2,450               2,450,000
Fulton County, GA,
  Development Authority,
  AMT, due 6/01/27                                2,400               2,400,000
Georgia Municipal
  Electric Authority,
  due 6/01/20                                     1,600               1,600,000
Glens Falls, NY, Industrial
  Development Agency,
  due 12/01/04                                    1,610               1,610,000
Hampton, VA,
  Redevelopment
  and Housing Authority,
  due 6/15/26                                     1,200               1,200,000
Howard County, MD,
  Multi-Family Revenue,
  due 6/15/26                                     1,200               1,200,000
Iowa Industrial Development
  Finance Authority
  Revenue, AMT,
  due 10/01/15                                    1,000               1,000,000
Iowa Student Loan
  Liquidity Corp., AMT,
  due 12/01/23                                    1,000               1,000,000
Jasper County, MO,
  Industrial Development
  Authority,
  due 8/01/16                                     2,300               2,300,000
Jefferson County, NY,
  Industrial Development,
  AMT, due 7/01/05                                1,750               1,750,000
Joplin, MO, Industrial
  Development Authority,
  due 10/01/01                                    1,865               1,865,000
Laurens County, GA,
  Development Authority,
  AMT, due 5/01/17                                1,000               1,000,000
Lone Star, TX, Tax Airport
  Authority, due 12/01/14                           600                 600,000
Long Island Power
  Authority, NY,
  due 12/01/13                                   20,600              20,600,000
Long Island Power
  Authority, NY,
  due 12/01/24                                   15,000              15,000,000
Long Island Power
  Authority, NY,
  due 2/15/26                                     2,200               2,200,000
Long Island Power
  Authority, NY,
  due 5/01/33                                     6,000               6,000,000
Louisville and Jefferson
  County, KY, AMT
  due 7/01/13                                     6,370               6,370,000
Lubbock, TX, Health
  Facilities Development
  Authority,
  due 7/01/13                                       200                 200,000
Macon Trust,
  due 3/03/07                                    23,390              23,390,000
Macon Trust, AMT,
  due 2/05/30                                     2,205               2,205,000
Macon Trust, AMT,
  due 12/05/30                                    1,810               1,810,000
Maryland State Community
  Development Housing
  Department, AMT,
  due 6/01/20                                     3,705               3,705,000
Maryland State Health and
  Higher Education Authority,
  due 7/01/27                                     4,500               4,500,000
Massachusetts State
  Housing Finance
  Authority, AMT,
  due 7/01/19                                     9,195               9,195,000
Massachusetts State
  Turnpike Authority,
  due 1/01/17                                    14,100              14,100,000
Mercer County, WV,
  Industrial Development
  Revenue,
  due 5/01/01                                     1,000               1,000,000
Metropolitan Tennessee,
  Government, National
  and Davidson,
  due 5/15/25                                     2,400               2,400,000
Metropolitan Transit
  Authority, NY,
  due 7/01/17                                     2,500               2,500,000
Metropolitan Transit
  Authority, NY,
  due 7/01/26                                    25,245              25,245,000
Mississippi Single Family
  Home Corp.,
  due 6/01/30                                     9,135               9,135,000
Missouri Higher Education
  Student Loan, AMT,
  due 6/01/17                                     2,000               2,000,000
Moorhead, MN, Solid
  Waste Disposal,
  AMT, due 4/01/12                                2,500               2,500,000
Morgan Keegan
  Municipal Trust Receipts,
  AMT, due 5/06/99                               10,375              10,375,000
Municipal Assistance
  Corp., NY,
  due 7/01/04                                     9,900               9,900,000
Municipal Pooled
  Trust, due 10/01/30                             5,895               5,895,000
Municipal Pooled
  Trust, due 10/01/32                            10,875              10,875,000
Municipal Security
  Trust Certificates,
  due 9/01/02                                    10,000              10,000,000
Municipal Security Trust
  Certificates,
  due 1/01/03                                    10,000              10,000,000
Municipal Security Trust
  Certificates,
  due 6/01/06                                    10,000              10,000,000
Nassau County, NY,
  Industrial Development
  Agency,
  due 12/01/99                                    4,000               4,000,000
New Hanover County,
  NC, due 3/01/13                                 2,250               2,250,000
New Rochelle, NY,
  due 12/01/05                                    5,500               5,500,000
New York City, NY,
  due 4/15/07                                       500                 500,000
New York City, NY,
  due 8/01/09                                     2,000               2,000,000
New York City, NY,
  due 2/15/12                                    25,100              25,100,000
New York City, NY,
  due 2/15/13                                     1,300               1,300,000
New York City, NY,
  due 8/01/13                                     7,395               7,395,000
New York City, NY,
  due 6/01/17                                     7,175               7,175,000
New York City, NY,
  due 8/01/17                                    13,900              13,900,000
New York City, NY,
  due 2/01/19                                     6,100               6,100,000
New York City, NY,
  due 8/01/21                                     9,570               9,570,000
New York City, NY,
  due 6/01/22                                     2,000               2,000,000
New York City, NY,
  due 6/01/27                                    10,000              10,000,000
New York City, NY,
  Cultural Affairs
  (Carnegie Hall),
  due 12/01/10                                    2,000               2,000,000
New York City, NY,
  Cultural Affairs
  (Carnegie Hall),
  due 12/01/15                                    4,325               4,325,000
New York City, NY,
  Municipal Water Finance,
  due 6/15/30                                       800                 800,000
New York City Health and
  Hospital Corp.,
  due 2/15/26                                    20,800              20,800,000
New York City Housing
  Development Corp.,
  due 4/15/07                                     6,000               6,000,000
New York City Housing
  Development Corp.,
  due 1/15/19                                       500                 500,000
New York City Housing
  Development Corp.,
  due 3/15/25                                     1,000               1,000,000
New York City Housing
  Development Corp.,
  AMT, due 12/01/29                               7,000               7,000,000
New York City Industrial
  Development Agency,
  due 12/01/01                                    1,000               1,000,000
New York City Industrial
  Development Agency,
  due 6/30/14                                     1,800               1,800,000
New York City Industrial
  Development Agency,
  due 6/30/23                                     2,100               2,100,000
New York City Industrial
  Development Agency,
  AMT, due 12/01/17                               3,000               3,000,000
New York City Industrial
  Development Agency,
  AMT, due 6/01/22                                1,180               1,180,000
New York MTA Facility
  Municipal Trust,
  due 1/01/18                                     9,100               9,100,000
New York MTA Facility
  Municipal Trust,
  due 1/01/22                                     6,200               6,200,000
New York State,
  due 1/01/06                                     8,850               8,850,000
New York State Dormitory
  Authority Revenue,
  due 7/01/15                                     1,200               1,200,000
New York State Dormitory
  Authority Revenue,
  due 7/01/19                                     2,815               2,815,000
New York State Dormitory
  Authority Revenue,
  due 7/01/25                                       700                 700,000
New York State Dormitory
  Authority Revenue,
  due 7/01/27                                     3,625               3,625,000
New York State Energy,
  Research and
  Development,
  due 12/01/20                                    5,200               5,200,000
New York State Energy,
  Research and
  Development,
  due 6/01/27                                     2,000               2,000,000
New York State Energy,
  Research and Development,
  due 6/01/29                                     3,315               3,315,000
New York State Energy,
  Research and
  Development, AMT,
  due 7/01/27                                     1,500               1,500,000
New York State Environmental
  Facility Revenue,
  due 6/15/11                                    23,215              23,215,000
New York State Environmental
  Facility Revenue,
  due 6/15/12                                     3,700               3,700,000
New York State Housing
  Finance Authority,
  due 11/15/99                                   10,700              10,700,000
New York State Housing
  Finance Authority,
  due 11/15/19                                    2,000               2,000,000
New York State Housing
  Finance Authority, AMT,
  due 11/01/28                                    4,000               4,000,000
New York State Housing
  Finance Authority, AMT,
  due 11/01/30                                    1,000               1,000,000
New York State Job
  Development
  Authority, AMT,
  due 3/01/05                                       400                 400,000
New York State Local
  Government
  Assistance Corp.,
  due 4/01/11                                     1,000               1,000,000
New York State Local
  Government
  Assistance Corp.,
  due 4/01/22                                    11,400              11,400,000
New York State Local
  Government
  Assistance Corp.,
  due 4/01/23                                     3,700               3,700,000
New York State Local
  Government
  Assistance Corp.,
  due 4/01/25                                     6,100               6,100,000
New York State Medical Care
  Facilities Agency,
  due 11/01/08                                    3,200               3,200,000
New York State Medical Care
  Facilities Agency,
  due 8/15/14                                     9,405               9,405,000
New York State Medical
  Care Facilities Agency,
  due 8/15/22                                     4,900               4,900,000
New York State Medical Care
  Facilities Agency,
  due 2/05/29                                     5,625               5,625,000
New York State Power
  Authority Revenue,
  due 1/01/23                                     5,000               5,000,000
New York State Thruway
  Authority, due 4/01/08                         10,000              10,000,000
New York State Thruway
  Authority, due 4/01/10                          4,495               4,495,000
New York State Thruway
  Authority, due 1/01/25                          2,500               2,500,000
New York State Thruway
  Authority, due 1/01/27                         12,805              12,805,000
New York State Thruway
  Authority, due 7/01/27                          5,000               5,000,000
North Carolina, Medical
  Care, Hospital Revenue,
  due 10/01/20                                      500                 500,000
Orange County, FL, Industrial
  Development Authority,
  due 2/01/04                                       575                 575,000
Orange County, FL, Housing
  Finance Authority,
  due 6/01/25                                     2,000               2,000,000
Orlando, FL, Special
  Assessment Revenue,
  due 10/01/21                                    3,200               3,200,000
Port Authority of New York
  & New Jersey,
  due 1/01/01                                    40,000              40,000,000
Port Authority of New York
  & New Jersey, AMT,
  due 1/01/01                                    25,000              25,000,000
Puerto Rico Commonwealth,
  due 7/01/20                                     3,000               3,000,000
Puerto Rico Commonwealth,
  due 7/01/24                                     2,000               2,000,000
Puerto Rico Commonwealth
  Highway Transportation,
  due 7/01/14                                     4,800               4,800,000
Puerto Rico Commonwealth
  Highway Transportation,
  due 7/01/15                                     9,045               9,045,000
Puerto Rico Commonwealth
  Highway Transportation,
  due 7/01/28                                     2,700               2,700,000
Puerto Rico Electric Power
  Authority, due 1/01/12                          2,180               2,180,000
Puerto Rico Electric Power
  Authority, due 7/01/13                          2,000               2,000,000
Puerto Rico Electric Power
  Authority, due 7/01/22                          9,500               9,500,000
Puerto Rico Finance
  Corp., due 6/01/13                             10,640              10,640,000
Puerto Rico Public Buildings
  Authority, due 7/01/21                          9,380               9,380,000
Puerto Rico Public Buildings
  Authority, due 7/01/25                          9,330               9,330,000
Red Bay, AL, Industrial
  Development Revenue
  Board, due 11/01/10                             5,300               5,300,000
Rockport, IN, Pollution Control
  Authority, due 7/01/25                            300                 300,000
Rutherford County, TN,
  Industrial Development,
  AMT, due 6/01/03                                1,750               1,750,000
Schenectady County, NY,
  Industrial Development,
  due 6/01/09                                     1,730               1,730,000
Seneca, NY, Industrial
  Development Authority,
  due 11/01/27                                    7,000               7,000,000
Seveir County, TN, Public
  Building Authority,
  due 6/01/09                                       500                 500,000
Seveir County, TN, Public
  Building Authority,
  due 6/01/17                                     1,765               1,765,000
Seveir County, TN, Public
  Building Authority,
  AMT, due 6/01/12                                2,000               2,000,000
South Carolina Educational
  Facilities Authority,
  due 10/01/26                                    4,600               4,600,000
Southwestern, IL, Environmental
  Development Authority,
  due 11/01/25                                      300                 300,000
Trail County, ND, Solid Waste,
  AMT, due 12/01/11                               5,200               5,200,000
Trail County, ND, Solid Waste,
  AMT, due 3/01/13                                5,750               5,750,000
Triborough Bridge & Tunnel
  Authority, NY,
  due 1/01/04                                     8,149               8,149,000
Triborough Bridge & Tunnel
  Authority, NY,
  due 1/01/12                                     6,400               6,400,000
Utah State Board Regents
  Student Loan, AMT,
  due 11/01/31                                    3,500               3,500,000
Walton County, GA, Industrial
  Building Authority, AMT,
  due 10/01/17                                    1,600               1,600,000
Warren and Washington
  County, NY, Industrial
  Development,
  due 11/01/98                                    7,800               7,800,000
Wisconsin Housing &
  Economic Development,
  AMT due 9/01/17                                 1,675               1,675,000
                                                                 --------------
                                                                    828,069,000
                                                                 --------------

TOTAL INVESTMENTS,
  AT AMORTIZED COST                              103.5%           1,133,360,812
OTHER ASSETS,
   LESS LIABILITIES                                (3.5)            (38,628,848)
                                                 ------          --------------

NET ASSETS                                       100.0%          $1,094,731,964
                                                 =====           ==============

AMT--Subject to Alternative Minimum Tax

* Variable rate demand notes have a demand feature under which the fund could tender them back to the issuer on no more than 7 day's notice.

See notes to financial statements

CITIFUNDS NEW YORK TAX FREE RESERVES
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 1998
--------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost (Note 1A)                         $1,133,360,812
Cash                                                                    297,897
Interest receivable                                                   7,761,820
Receivable for shares of beneficial interest sold                       143,167
--------------------------------------------------------------------------------
  Total assets                                                    1,141,563,696
--------------------------------------------------------------------------------
LIABILITIES:
Payable for shares of beneficial interest repurchased                44,599,631
Dividends payable                                                     1,492,715
Payable to affiliates:
  Investment advisory fees (Note 3)                                     105,058
  Shareholder servicing agents' fees (Note 4B)                          237,245
Accrued expenses and other liabilities                                  397,083
--------------------------------------------------------------------------------
  Total liabilities                                                  46,831,732
--------------------------------------------------------------------------------
NET ASSETS for 1,094,821,655 shares of beneficial interest
  outstanding                                                    $1,094,731,964
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital                                                  $1,094,821,655
Accumulated net realized loss on investments                            (89,691)
--------------------------------------------------------------------------------
 Total                                                           $1,094,731,964
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
  PER SHARE                                                             $  1.00
================================================================================

See notes to financial statements

CITIFUNDS NEW YORK TAX FREE RESERVES
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 1998
--------------------------------------------------------------------------------
INTEREST INCOME (Note 1B):                                          $38,342,958
EXPENSES:
Administrative fees (Note 4A)                        $2,634,965
Shareholder Servicing Agents' fees (Note 4B)          2,634,965
Investment Advisory fees (Note 3)                     2,107,972
Distribution fees (Note 5)                            1,053,986
Custody and fund accounting fees                        276,833
Registration fees                                        45,384
Shareholder reports                                      42,368
Trustees' fees                                           38,614
Audit fees                                               28,700
Transfer agent fees                                      16,084
Legal fees                                               11,832
Miscellaneous                                            35,595
--------------------------------------------------------------------------------
 Total expenses                                       8,927,298
Less aggregate amounts waived by Investment
  Adviser, Administrator, and Distributor
  (Notes 3, 4A, and 5)                               (2,071,553)
Less fees paid indirectly (Note 1E)                      (6,564)
--------------------------------------------------------------------------------
  Net expenses                                                        6,849,181
--------------------------------------------------------------------------------
Net investment income                                                31,493,777
NET REALIZED GAIN ON INVESTMENTS                                          6,011
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $31,499,788
================================================================================

See notes to financial statements

CITIFUNDS NEW YORK TAX FREE RESERVES
STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED AUGUST 31,
                                                            --------------------------------
                                                                 1998               1997
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                       $   31,493,777     $  28,370,732
Net realized gain (loss) on investments                              6,011           (72,184)
--------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations            31,499,788        28,298,548
--------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                          (31,493,777)      (28,370,732)
--------------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST AT NET ASSET
  VALUE OF 1.00 PER SHARE (Note 6):
Proceeds from sale of shares                                 1,419,667,585       945,401,701
Net asset value of shares issued to shareholders
 from reinvestment of dividends                                 14,122,083        13,827,379
Cost of shares repurchased                                  (1,316,023,080)     (923,889,022)
--------------------------------------------------------------------------------------------
Net increase in net assets from transactions in shares
  of beneficial interest                                       117,766,588        35,340,058
--------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                     117,772,599        35,267,874
--------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                            976,959,365       941,691,491
--------------------------------------------------------------------------------------------
End of period                                               $1,094,731,964     $ 976,959,365
============================================================================================

See notes to financial statements

CITIFUNDS NEW YORK TAX FREE RESERVES
FINANCIAL HIGHLIGHTS
                                                                                YEAR ENDED AUGUST 31,
                                                         -------------------------------------------------------------
                                                         1998          1997          1996          1995         1994
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                   $1.00000      $1.00000      $1.00000      $1.00000      $1.00000
Net investment income                                   0.02991       0.02949       0.02936       0.03136       0.01954
Dividends from net investment income                   (0.02991)     (0.02949)     (0.02936)     (0.03136)     (0.01954)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                         $1.00000      $1.00000      $1.00000      $1.00000      $1.00000
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)            $1,094,732      $976,959      $941,691      $767,129      $684,687
Ratio of expenses to average net assets                   0.65%         0.65%         0.65%         0.65%         0.65%
Ratio of net investment income to average net assets      2.99%         2.95%         2.92%         3.15%         1.96%
Total return                                              3.03%         2.99%         2.98%         3.18%         1.97%

Note: If agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the periods indicated and the expenses were not reduced for fees paid indirectly for the years after August 31, 1995, the net investment income per share and ratios would have been as follows:

Net investment income per share                        $0.02791      $0.02739      $0.02725      $0.02917      $0.01715
RATIOS:
Expenses to average net assets                            0.85%         0.86%         0.86%         0.87%        0.88%
Net investment income to average net assets               2.79%         2.74%         2.71%         2.93%         1.72%
======================================================================================================================

See notes to financial statements

CITIFUNDS NEW YORK TAX FREE RESERVES
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies CitiFunds New York Tax Free Reserves (the "Fund") is a separate non-diversified series of CitiFunds Multi-State Tax Free Trust (the "Trust") which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Effective January 2, 1998 the Landmark New York Tax Free Reserves changed its name to CitiFunds New York Tax Free Reserves. The Trust also changed its name from Landmark Multi-State Tax Free Funds to CitiFunds Multi-State Tax Free Trust. The Investment Adviser of the Fund is Citibank, N.A. ("Citibank"). CFBDS, Inc. ("CFDBS", formerly Landmark Funds Broker-Dealer Services, Inc.) acts as the Trust's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers through various Shareholder Servicing Agents. Citibank is a wholly-owned subsidiary of Citicorp. Citicorp announced its intention to merge with The Travelers Group. The merger is expected to occur on or about October 8, 1998.

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The significant accounting policies consistently followed by the Fund are as follows:

   A. VALUATION OF INVESTMENTS Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

   B. INTEREST INCOME Interest income consists of interest accrued and accretion of market discount less the amortization of any premium on the investments of the Fund.

   C. FEDERAL TAXES The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its net investment income. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryover of $89,691, $5,031 of which will expire on August 31, 1999, $18,487 will expire on August 31, 2005 and $66,173 will expire on August 31, 2006. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

   D. EXPENSES The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and CFBDS. Expenses incurred by the Trust with respect to any two or more Funds in the series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   E. FEES PAID INDIRECTLY The Fund's custodian bank calculates its fees based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

   F. OTHER Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction.

2. DIVIDENDS The net income of the Fund is determined once daily, as of 12:00 noon, Eastern time, and all of the net income of the Fund so determined is declared as a dividend to shareholders of record at the time of such determination. Dividends are distributed in the form of additional shares of the Fund or, at the election of the shareholder, in cash (subject to the policies of the shareholder's Shareholder Servicing Agent), on or prior to the last business day of the month.

3. INVESTMENT ADVISORY FEES The investment advisory fee paid to Citibank, as compensation for overall investment management services, amounted to $2,107,972 of which $791,241 was voluntarily waived for the year ended August 31, 1998. The investment advisory fee is computed at the annual rate of 0.20% of the Fund's average daily net assets.

4. ADMINISTRATIVE SERVICES PLAN The Trust has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Trust on behalf of each Fund may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund under such Plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.60% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. For the year ended August 31, 1998, Management agreed to voluntarily limit Fund expenses to 0.65%.

   A. ADMINISTRATIVE FEES Under the terms of an Administrative Services Agreement, the administrative fee paid to the Administrator, as compensation for overall administrative services and general office facilities, is computed at the annual rate of 0.25% of the Fund's average daily net assets. The Administrative fees amounted to $2,634,965 of which $762,460 was voluntarily waived for the year ended August 31, 1998. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from CFBDS as from time to time is agreed to by CFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers or a director of the Administrator or its affiliates.

   B. SHAREHOLDER SERVICING AGENTS FEES The Trust on behalf of the Fund has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, but may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agents fees amounted to $2,634,965 for the period ended August 31, 1998.

5. DISTRIBUTION FEES The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund compensates the Distributor at an annual rate not to exceed 0.10% of the Fund's average daily net assets. The Distribution fees amounted to $1,053,986 of which $517,852 was voluntarily waived for the period ended August 31, 1998. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.10% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. The additional fee has not been assessed through August 31, 1998.

6. SHARES OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value).

7. INVESTMENT TRANSACTIONS Purchases, and maturities and sales, of money market instruments aggregated $2,568,055,436 and $2,412,363,480, respectively, for the year ended August 31, 1998.

8. FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES The cost of investment securities owned at August 31, 1998, for federal income tax purposes, amounted to $1,133,360,812.

9. LINE OF CREDIT The Fund, along with other CitiFunds, entered into an agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended August 31, 1998, the commitment fee allocated to the Fund was $3,599. Since the line of credit was established, there have been no borrowings.

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF
CITIFUNDS NEW YORK TAX FREE RESERVES:

   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CitiFunds New York Tax Free Reserves, a separate series of CitiFunds Multi-State Tax Free Trust (the "Trust") (a Massachusetts business trust), as of August 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1998 and 1997 and the financial highlights for each of the years in the five-year period ended August 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CitiFunds New York Tax Free Reserves at August 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 6, 1998

TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
Elliott J. Berv
Mark T. Finn
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
Walter E. Robb, III
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

INVESTMENT ADVISER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
CFBDS, Inc.
21 Milk Street, 5th Floor, Boston, MA 02109
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street, Boston, MA 02110

                   THE CITIFUNDS FAMILY

                   LARGE CAP STOCKS
               o   CitiFunds Growth & Income Portfolio
               o   CitiFunds Large Cap Growth Portfolio

                   SMALL CAP STOCKS
               o   CitiFunds Small Cap Growth Portfolio
               o   CitiFunds Small Cap Value Portfolio

                   INTERNATIONAL STOCKS
               o   CitiFunds International Growth & Income Portfolio
               o   CitiFunds International Growth Portfolio

                   GROWTH WITH INCOME
               o   CitiFunds Balanced Portfolio

                   BONDS
               o   CitiFunds Intermediate Income Portfolio
               o   CitiFunds Short-Term U.S. Government Income Portfolio
               o   CitiFunds New York Tax Free Income Portfolio
               o   CitiFunds California Tax Free Income Portfolio*
               o   CitiFunds National Tax Free Income Portfolio

                   MONEY MARKETS
               o   CitiFunds Cash Reserves
               o   CitiFunds U.S. Treasury Reserves
               o   CitiFunds Tax Free Reserves
               o   CitiFunds New York Tax Free Reserves
               o   CitiFunds California Tax Free Reserves
               o   CitiFunds Connecticut Tax Free Reserves

               This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

               *Purchase orders will be accepted beginning November 2, 1998.

               For more information contact your Service Agent or call 1-800-625-4554

               CitiFunds are made available by CFBDS, Inc. as distributor.


(C)1998 Citicorp      [Recycle Logo] Printed on recycled paper       CFA/RNY/898

                                                  Annual Report  August 31, 1998

[LOGO](SM)

          California
          Tax Free Reserves



                               [Graphic Omitted]



MONEY MARKETS




              -----------------------------------------------------
                              INVESTMENT PRODUCTS:
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
              -----------------------------------------------------

TABLE OF CONTENTS

CITIFUNDS CALIFORNIA TAX FREE RESERVES

Letter to Our Shareholders                                                   1
 ..............................................................................
Portfolio Environment and Outlook                                            2
 ..............................................................................
Fund Facts                                                                   3
 ..............................................................................
Fund Performance                                                             4
 ..............................................................................
Portfolio of Investments                                                     5
 ..............................................................................
Statement of Assets and Liabilities                                          9
 ..............................................................................
Statement of Operations                                                     10
 ..............................................................................
Statement of Changes in Net Assets                                          11
 ..............................................................................
Financial Highlights                                                        12
 ..............................................................................
Notes to Financial Statements                                               13
 ..............................................................................
Independent Auditors' Report                                                16
 ..............................................................................

LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

  The 12-month period ended August 31, 1998 saw a continuation of the positive economic conditions that have prevailed over the past three years. Late in the period, however, heightened volatility caused the stock market to retrace its gains for the year.

  Such volatility suggests that tax-exempt money market securities may once again be poised to demonstrate their true value as relatively safer investments where investors seek to protect their principal and earn interest that is free from federal income taxes. In our view, CitiFunds(SM) California Tax Free Reserves can play a valuable role in investors' diversified investment portfolios.

  As you have probably heard, Citicorp announced its intention to merge with The Travelers Group. The merger is expected to occur on or about October 8, 1998. As necessary, we will provide you with information that specifically affects the fund.

  Thank you for your continued confidence and participation.

Sincerely,

/s/ Philip W. Coolidge

    Philip W. Coolidge
    President
    September 21, 1998

PORTFOLIO ENVIRONMENT AND OUTLOOK

YIELDS ON MONEY MARKET INSTRUMENTS ENDED THE 12-MONTH REPORTING PERIOD LOWER THAN WHERE THEY BEGAN, reflecting the general trend of short-term interest rates. That decline was interrupted, however, during the first quarter of 1998, which saw an increase in short-term interest rates amid uncertainty over the economic effects of the financial crisis in Asia. When evidence emerged early in the year that U.S. economic growth was stronger than most analysts expected, interest rates rose in anticipation of a move by the Federal Reserve Board to a more restrictive monetary policy.

  Such a move never took place, however, because of the absence of inflationary pressures. During the second and third quarters of 1998, it became clearer that the Asian crisis was, in fact, negatively affecting U.S. corporate earnings and dampening U.S. economic growth. In effect, lower demand for U.S. goods from overseas markets and improved competitive positions for Asian companies constrained sales and earnings of U.S. exporters. As a result, fixed-income investors became more confident that the Federal Reserve would maintain short-term interest rates at current levels, and money market yields settled back to their previous lows.

  In this economic environment, yields of short-term municipal securities from California issuers generally tracked the movements of yields of comparable U.S. Treasury bills. However, the market also responded to its own unique influences, most notably changes in the supply of newly issued securities. While issuance of longer-term municipal securities increased, the short end of the market saw a reduction of supply relative to one year ago. Favorable economic conditions, attractive rates in the longer end of the market and improved fiscal operations appear to have reduced the need for California municipalities to finance their operating and capital needs with short-term debt. As a result, the diminished supply of new municipal notes that came to market in 1998 was quickly absorbed by tax-exempt money market funds.

  The relative shortage of short-term municipal notes was offset by the increased issuance of tax-exempt variable-rate demand notes (VRDNs), which are securitized and issued by investment banks. As these "floaters" saturated the market, they became the most attractive alternative for investors seeking competitive yields from short-term tax-exempt securities.

  The portfolio participated in the market for variable-rate demand notes, which featured higher yields than conventional notes. As notes already in the portfolio matured, we reinvested the proceeds in VRDNs to take advantage of higher yields. By mid-1998, VRDNs comprised approximately 70% of the portfolio, with the remainder allocated among conventional notes and commercial paper. In July, when calls and redemptions of many tax-exempt notes made more cash available for reinvestment, increased demand for higher yielding tax-exempt money market securities caused rates to decline further. This reduced the yield advantage of longer-dated money market securities over shorter term securities. Accordingly, we found no reason to extend the average maturity of the portfolio by buying longer-dated notes.

  WE BELIEVE SHORT-TERM INTEREST RATES ARE LIKELY TO REMAIN NEAR CURRENT LEVELS FOR THE REMAINDER OF THE YEAR. If economic growth continues to moderate in the fourth quarter of 1998, as we expect, the Federal Reserve Board will have little reason to raise short-term interest rates, which they might otherwise do to forestall a reacceleration of inflation. In our opinion, the opposite is the more likely scenario: if the economy continues to slow, the Federal Reserve Board may eventually reduce short-term interest rates modestly in order to provide an economic stimulus.

  In the meantime, we remain encouraged by the strength of the short-term municipal securities market. In our analysis, California municipalities are more fiscally sound. The state appears to have contained the problems that contributed to a severe recession earlier this decade, when defense spending cut-backs produced an enormous loss of jobs in California. The state has since regained those jobs and more. What's more, those new jobs are spread across a number of different industries -- including high technology, entertainment and aerospace -- reducing the state's vulnerability to economic downturns. If this favorable credit environment continues, it should help us continue to deliver competitive after-tax returns consistent with capital preservation to our shareholders.

FUND FACTS

FUND OBJECTIVE
To provide its shareholders with high levels of current income exempt from both Federal and California personal income taxes,* preservation of capital and liquidity.

INVESTMENT ADVISER               DIVIDENDS
Citibank, N.A.                   Declared daily, paid monthly

COMMENCEMENT OF OPERATIONS       CAPITAL GAINS
March 10, 1992                   Distributed annually, if any

NET ASSETS AS OF 8/31/98         BENCHMARKS
$285.6 million                   o Lipper California Tax Exempt
                                   Money Funds Average
                                 o IBC California Tax Free Money
                                   Funds Average

* A portion of the income may be subject to the Federal Alternative Minimum Tax
  (AMT). Consult your personal tax advisor.

FUND PERFORMANCE

TOTAL RETURNS

                                                                       SINCE
                                                                      MARCH 10,
                                                 ONE        FIVE        1992
ALL PERIODS ENDING AUGUST 31, 1998               YEAR       YEARS*    INCEPTION*
--------------------------------------------------------------------------------
CitiFunds California Tax Free Reserves           2.97%       2.97%      2.88%
Lipper California Tax Exempt Money Funds
 Average                                         2.90%       2.85%      2.69%+

* Average Annual Total Return
+ Since 2/29/92

7-DAY YIELDS
Annualized Current    2.63%
Effective             2.67%

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven day period and assumes that the income is generated each week over a 365 day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized, the income earned by the investment during that seven day period is assumed to be reinvested. The effective yield is slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note: A money market fund's yield more closely reflects the current earnings of the fund than does the total return.

IMPORTANT TAX INFORMATION -- For the fiscal year ended August 31, 1998, the Fund paid $0.02928 per share to shareholders from net investment income. For such period, the Fund designated all dividends paid as exempt-interest dividends. Thus, 100% of these distributions during this period were exempt from Federal income tax and 78.8% of dividends earned were also exempt from California personal income tax. In addition, 8.7% of the dividends were derived from income earned from certain government obligations which may be subject to the Federal Alternative Minimum Tax (AMT).

COMPARISON OF 7-DAY YIELDS FOR CITIFUNDS CALIFORNIA TAX FREE
RESERVES VS. IBC CALIFORNIA TAX FREE MONEY FUNDS AVERAGE

As illustrated, CitiFunds California Tax Free Reserves generally provided a similar annualized seven-day yield to that of a comparable IBC Money Fund Average, as published in IBC Money Fund Report(TM), for the one-year period.

                                  CitiFunds        IBC California
                                  California         Tax Free
                                   Tax Free         Money Funds
                                   Reserves           Average

                    9/02/97         2.77               2.72
                    4/11/97         3.01               2.96
                    1/06/98         3.14               3.12
                    3/10/98         2.59               2.38
                    5/12/98         3.12               3.09
                    7/14/98         2.58               2.36
                    8/31/98         2.63               2.42

Note: The Fund seeks to maintain a stable $1.00 per share price, although there is no assurance that this will be so on a continuing basis. Fund shares are not insured or guaranteed by the U.S. Government. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of dividends. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's returns would have been lower.

CitiFunds California Tax Free Reserves
PORTFOLIO OF INVESTMENTS                                       August 31, 1998

                                                    PRINCIPAL
                                                     AMOUNT
ISSUER                                           (000'S OMITTED)       VALUE
--------------------------------------------------------------------------------
TAX EXEMPT COMMERCIAL PAPER  -- 6.7%
--------------------------------------------------------------------------------
California Pollution Control Finance Authority,
 3.50% due 9/04/98                                   $4,100        $  4,100,000
Long Beach, CA, Harbor Authority, AMT,
 3.30% due 10/08/98                                   4,000           4,000,000
Sacramento County, CA,
 Municipal Utility District Electric Revenue,
 3.55% due 9/30/99                                    5,000           5,000,000
San Diego County, CA, Water Authority,
 3.50% due 9/08/98                                    1,000           1,000,000
San Joaquin County, CA, Transportation Authority,
 3.45% due 9/09/98                                    5,000           5,000,000
                                                                   ------------
                                                                      19,100,00
                                                                   ------------

ANNUAL AND SEMI-ANNUAL TENDER REVENUE
BONDS AND NOTES (PUTS)  -- 9.0%
-------------------------------------------------------------------------------
California Education Facilities Authority Revenue,
 6.50% due 10/01/98                                     730             731,730
California Health Facilities Finance Authority,
 7.63% due 10/01/98                                   3,000           3,069,892
California University Revenue, 10.00% due 9/01/98     1,000           1,000,000
Cleveland, OH, 3.50% due 9/04/98                      3,000           3,000,000
Corona, CA, Community Facilities District,
 4.25% due 9/01/98                                    2,085           2,085,000
Long Beach, CA, 7.10% Revenue, due 5/15/99            2,780           2,850,529
Puerto Rico Electric Power Authority,
 7.125% due 7/01/99                                   5,595           5,845,500
Stanislaus County, CA, Office of Education,
 4.50% due 11/04/98                                   6,590           6,601,014
Turlock, CA, 4.50% due 1/01/99                          500             501,047
                                                                   ------------
                                                                      25,684,71
                                                                   ------------

BOND, REVENUE, TAX, TAX AND REVENUE
ANTICIPATION NOTES AND GENERAL
OBLIGATION BONDS AND NOTES  -- 4.6%
-------------------------------------------------------------------------------
Fremont, CA, Uniondale High School District,
 TRANs, 3.90% due 6/30/99                            $2,000        $  2,003,501
Kern County, CA, Board of Education,
 TRANs, 4.25% due 6/30/99                             3,000           3,015,428
Los Angeles County, CA, Unified School,
 TRANs, 4.50% due 6/30/99                             4,000           4,026,450
Puerto Rico Commonwealth, G.O  3.65% due 1/14/99      1,000           1,000,000
San Francisco, CA, TRANs, 4.50% due 10/30/98          2,300           2,304,885
Santa Clara County, CA, TRANs, 4.75% due 10/01/98     1,000           1,000,906
                                                                   ------------
                                                                      13,351,17
                                                                   ------------

VARIABLE RATE DEMAND NOTES*  -- 80.3%
-------------------------------------------------------------------------------
ABN Amro Municipal Trust Receipts due 7/05/06         6,000           6,000,000
Alameda County, CA, Industrial Development
 Authority, AMT, due 5/01/27                            850             850,000
Allendale County SC, Industry Revenue, due 8/01/01    5,350           5,350,000
California Health Facilities Finance Authority,
 due 7/01/05                                            300             300,000
California Health Facilities Finance Authority,
 due 7/01/12                                            100             100,000
California Health Facilities Finance Authority,
 due 12/01/15                                           500             500,000
California Health Facilities Finance Authority,
 due 7/01/16                                            100             100,000
California Health Facilities Finance Authority,
 due 7/01/21                                            500             500,000
California Health Facilities Finance Authority,
 due 7/01/25                                            100             100,000
California Housing Finance Agency Revenue, AMT,
 due 3/12/99                                          6,000           6,000,000
California Housing Finance Agency Revenue, AMT,
 due 8/01/26                                          3,340           3,340,000
California Pollution Control Finance Authority,
 due 9/01/13                                          1,100           1,100,000
California Pollution Control Finance Authority,
 AMT, due 9/01/20                                       350             350,000
California Pollution Control Finance Authority,
 Pacific Gas & Electric, due 11/01/26                   100             100,000
California State, General Obligation Bonds,
 due 6/01/14                                          4,300           4,300,000
California State, General Obligation Bonds, AMT,
 due 12/01/16                                         4,000           4,000,000
California Statewide Community Development,
 due 9/30/99                                          6,000           6,000,000
California Statewide Community Development,
 due 11/01/15                                         1,305           1,305,000
California Statewide Community Development,
 due 12/01/22                                         5,000           5,000,000
California Statewide Community Development,
 due 8/15/27                                            400             400,000
California Statewide Community Development,
 due 4/01/28                                          1,800           1,800,000
California Transition Finance Authority,
 due 10/01/27                                         5,000           5,000,000
Carlsbad, CA, Multi-Family Housing Revenue,
 due 6/01/11                                            400             400,000
Central Coast Water Authority Revenue,
 due 10/01/16                                         4,495           4,495,000
Chicago, Il, O' Hare International Airport Revenue,
 due 7/01/10                                            500             500,000
Clark County, NV, Airport Revenue, AMT
 due 7/01/28                                          2,800           2,800,000
Clark County, NV, Industrial Development Revenue,
 AMT due 10/01/30                                     2,000           2,000,000
Clayton County, GA, Housing Authority, due 1/01/21      700             700,000
Clipper, CA, Tax Exempt Trust, due 5/01/06            2,660           2,660,000
Clipper, CA, Tax Exempt Trust, AMT, due 3/01/15       4,645           4,645,000
Cobb County Development Authority, TRANs,
 due 8/01/99                                            690             690,000
Concord, CA, Multi-Family Mortgage Revenue,
 due 7/15/18                                            400             400,000
Contra Costa County, CA, due 11/01/17                13,680          13,680,000
Dublin, CA, Housing Authority, AMT due 6/01/28        1,100           1,100,000
Eastern, CA, Municipal Water District Revenue,
 due 7/01/20                                          1,850           1,850,000
Foothill/Eastern Transportation Toll Authority,
 due 1/02/35                                            200             200,000
Gordon County, GA, Development Authority, AMT,
 due 9/01/17                                          1,000           1,000,000
Hawkins County, TN, Industrial Development Board,
 due 10/01/27                                         1,350           1,350,000
Henderson, NV, Health Care Facility Revenue,
 due 7/01/20                                          2,000           2,000,000
Indianapolis, IN, Industrial Development Revenue,
 AMT due 12/01/04                                     2,000           2,000,000
Inland, FL, Protection Financing Corp.,
 due 1/01/04                                          5,000           5,000,000
Kentucky State Turnpike Authority, due 7/01/03          395             395,000
Los Angeles, CA, due 5/15/20                          1,200           1,200,000
Los Angeles, CA, due 6/01/28                          9,480           9,480,000
Los Angeles County, CA, Certificates of
 Participation, due 11/01/05                            300             300,000
Macon Trust Pool, due 3/03/07                        13,225          13,225,000
Macon Trust Pool, AMT, due 12/05/30                   3,010           3,010,000
Metropolitan Water District, SC, Waterworks
 Revenue, due 1/15/99                                 1,300           1,300,000
Metropolitan Water District, Southern California
 Waterworks Revenue, due 6/01/23                        990             990,000
Metropolitan Water District, Southern California
 Waterworks Revenue, due 7/01/28                      7,300           7,300,000
Mississippi Home Corp., AMT, due 6/01/28                300             300,000
Morgan Keegan Municipal Trust Receipts, AMT,
 due 5/06/99                                          2,475           2,475,000
Murray County, GA, Development Authority,
 due 9/01/17                                          1,000           1,000,000
National City, CA, Community Development,
 due 4/01/39                                            500             500,000
New Hampshire Health and Education,
 due 6/01/23                                          1,300           1,300,000
Oakland, CA, due 9/30/99                              2,400           2,400,000
Oakland, CA, Economic Development Revenue
 due 8/01/27                                          1,000           1,000,000
Orange County, FL, Health Facilities Authority,
 due 10/01/14                                         4,500           4,500,000
Pinellas County, FL, Health Facility Authority,
 due 12/01/15                                           700             700,000
Pitney Bowes Credit Corp., due 10/10/01               6,768           6,768,109
Pittsburgh, CA, Mortgage Obligation, due 12/30/31     2,400           2,400,000
Puerto Rico Commonwealth, due 7/01/15                10,580          10,580,000
Puerto Rico Commonwealth, due 7/01/20                 1,000           1,000,000
Puerto Rico Commonwealth Highway Authority,
 due 7/01/28                                          2,600           2,600,000
Puerto Rico Electric Power Authority, due 7/01/22     8,500           8,500,000
Puerto Rico Industrial Tourist Educational,
 due 10/01/21                                         2,300           2,300,000
Puerto Rico Public Finance Corp., due 6/01/12         2,400           2,400,000
Puerto Rico University Revenue, due 6/01/25           1,875           1,875,000
Puttable Floating Option Tax Exempt, due 10/01/32    10,750          10,750,000
Riverside County, CA, Community Fund,
 due 9/01/14                                            500             500,000
Riverside County, CA, Certificates of
 Participation, due 12/01/15                            200             200,000
Rockingham County, NC, Industrial Finance, AMT,
 due 4/01/18                                          6,000           6,000,000
Saint Charles Parish, LA, Pollution,
 due 3/01/24                                          1,000           1,000,000
Saline County, NE, Solid Waste Disposal, AMT,
 due 10/01/16                                         1,500           1,500,000
San Antonio, TX, Electric & Gas Revenue,
 due 2/01/19                                          1,100           1,100,000
San Bernardino County, CA, due 8/01/28                2,500           2,500,000
San Diego, CA, Public Finance Facility,
 due 5/15/25                                          1,100           1,100,000
San Francisco, CA, City and County, due 6/15/16         700             700,000
San Joaquin Hills, CA, Transportation Tolls,
 due 1/15/29                                          3,940           3,940,000
Sevier County, TN, Public Building Authority,
 due 6/01/09                                            440             440,000
Sevier County, TN, Public Building Authority,
 due 6/01/17                                            175             175,000
Sevier County, TN, Public Building Authority,
 due 6/01/21                                            600             600,000
Southern California Public Power Project Authority,
 due 7/01/12                                          3,000           3,000,000
Tarrant County, TX, Health Facilities Authority,
 due 2/15/17                                          1,100           1,100,000
Traill County, ND, Solid Waste, AMT, due 12/01/11     2,000           2,000,000
Westminster, CA, Redevelopment Tax Allocation,
 due 8/01/27                                          2,905           2,905,000
                                                                   ------------
                                                                    229,273,109
                                                                   ------------

TOTAL INVESTMENTS, AT AMORTIZED COST                 100.6%         287,408,991
OTHER ASSETS, LESS LIABILITIES                        (0.6)          (1,780,923)
                                                     --------------------------
NET ASSETS                                           100.0%        $285,628,068
                                                     ==========================
AMT -- Subject to Alternative Minimum Tax
* Variable rate demand notes have a demand feature under which the fund could tender them back to the issuer on no more than 7 day's notice.

See notes to financial statements

CitiFunds California Tax Free Reserves
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 1998
-------------------------------------------------------------------------------
Assets:
Investments, at amortized cost (Note 1A)                           $287,408,991
Cash                                                                     13,771
Interest receivable                                                   1,917,293
Receivable for shares of beneficial interest
 sold                                                                    25,839
-------------------------------------------------------------------------------
   Total assets                                                     289,365,894
-------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                     2,909,194
Dividends payable                                                       515,969
Payable for shares of beneficial interest
 repurchased                                                             86,000
Payable to affiliates:
   Investment Advisory fee (Note 3)                                      33,837
   Shareholder Servicing Agent's fee (Note 4B)                           61,286
Accrued expenses and other liabilities                                  131,540
-------------------------------------------------------------------------------
   Total liabilities                                                  3,737,826
-------------------------------------------------------------------------------
NET ASSETS for 285,638,032 shares of beneficial
 interest outstanding                                              $285,628,068
===============================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                                    $285,638,032
Accumulated net realized loss on investments                             (9,964)
-------------------------------------------------------------------------------
   Total                                                           $285,628,068
===============================================================================
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE           $1.00
===============================================================================

See notes to financial statements

CitiFunds California Tax Free Reserves
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 1998
-------------------------------------------------------------------------------
INTEREST INCOME (Note 1B):                                           $8,854,523
EXPENSES:
Administrative fees (Note 4A)                         $ 619,577
Shareholder Servicing Agents' fees (Note 4B)            619,577
Investment Advisory fees (Note 3)                       495,662
Distribution fees (Note 5)                              247,831
Custody and fund accounting fees                         98,779
Registration fees                                        36,637
Audit fees                                               29,460
Shareholder reports                                      21,425
Legal fees                                               15,232
Transfer agent fees                                      14,099
Trustees' fees                                           11,694
Miscellaneous                                            12,948
-------------------------------------------------------------------------------
   Total expenses                                     2,222,921
Less aggregate amounts waived by Investment
 Adviser, Administrator, and Distributor
 (Notes 3, 4A and 5)                                   (609,912)
Less fees paid indirectly (Note 1E)                      (2,443)
-------------------------------------------------------------------------------
   Net expenses                                                       1,610,566
-------------------------------------------------------------------------------
Net investment income                                                 7,243,957
NET REALIZED LOSS ON INVESTMENTS                                         (2,205)
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $7,241,752
===============================================================================

See notes to financial statements

CitiFunds California Tax Free Reserves
STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED AUGUST 31,
                                                   ----------------------------
                                                       1998            1997
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income                              $  7,243,957    $  5,344,451
Net realized gain (loss) on investments                  (2,205)            990
-------------------------------------------------------------------------------
   Net increase in net assets resulting
    from operations                                   7,241,752       5,345,441
-------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                (7,243,957)     (5,344,451)
-------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST AT
NET ASSET VALUE OF $1.00 PER SHARE (Note 6):
Proceeds from sale of shares                        420,217,573     304,389,018
Net asset value of shares issued to
 shareholders from reinvestment of dividends          1,145,435       1,106,914
Cost of shares repurchased                         (343,078,029)   (248,708,463)
-------------------------------------------------------------------------------
Net increase in net assets from transactions
 in shares of beneficial interest                    78,284,979      56,787,469
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                           78,282,774      56,788,459
-------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                 207,345,294     150,556,835
-------------------------------------------------------------------------------
End of period                                      $285,628,068    $207,345,294
===============================================================================

See notes to financial statements

CitiFunds California Tax Free Reserves
FINANCIAL HIGHLIGHTS

                                                       YEAR ENDED AUGUST 31,
                                   1998          1997          1996          1995          1994
--------------------------------------------------------------------------------------------------
Net Asset Value, beginning of
 period                          $1.00000      $1.00000      $1.00000      $1.00000      $1.00000
Net investment income             0.02928       0.02899       0.03089       0.03434       0.02288
Less dividends from net
 investment income               (0.02928)     (0.02899)     (0.03089)     (0.03434)     (0.02288)
--------------------------------------------------------------------------------------------------
Net Asset Value, end of period   $1.00000      $1.00000      $1.00000      $1.00000      $1.00000
==================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's omitted)                 $285,628      $207,345      $150,557      $ 51,832      $ 52,863
Ratio of expenses to average
 net assets                         0.65%         0.65%         0.42%         0.30%         0.25%
Ratio of net investment income
 to average net assets              2.92%         2.91%         3.05%         3.43%         2.30%
Total return                        2.97%         2.94%         3.13%         3.49%         2.31%

Note: If agents of the Fund had not voluntarily waived all or a portion of their fees from the
Fund for the period indicated and the Administrator had not voluntarily assumed expenses for the periods before August 31, 1996, and the expenses were not reduced for the fees paid indirectly for the years after August 31, 1995, the ratios and net investment income per share would have been as follows:

Net investment income per share  $0.02687      $0.02630      $0.02481      $0.02513      $0.01423
RATIOS:
Expenses to average net assets      0.90%         0.92%         1.01%         1.21%         1.12%
Net investment income to
 average net assets                 2.67%         2.64%         2.45%         2.51%         1.43%
==================================================================================================

See notes to financial statements

CitiFunds California Tax Free Reserves
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES CitiFunds California Tax Free Reserves (the "Fund") is a separate non-diversified series of CitiFunds Multi-State Tax Free Trust (the "Trust"), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Effective January 2, 1998 Landmark California Tax Free Reserves changed its name to CitiFunds California Tax Free Reserves. The Trust also changed its name from Landmark Multi-State Tax Free Funds to CitiFunds Multi-State Tax Free Trust. The Investment Adviser of the Fund is Citibank, N.A. ("Citibank"). CFBDS, Inc. ("CFBDS", formerly Landmark Funds Broker-Dealer Services, Inc.) acts as the Trust's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes shares available to customers through various Shareholder Servicing Agents. Citibank is a wholly-owned subsidiary of Citicorp. Citicorp announced its intention to merge with The Travelers Group. The merger is expected to occur on or about October 8, 1998.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  The significant accounting policies consistently followed by the Fund are as follows:

  A. Valuation of Investments Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

  B. Interest Income Interest income consists of interest accrued and accretion of market discount, less the amortization of any premium on the investments of the Fund.

  C. Federal Taxes The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its net investment income. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryover of $7,774, of which $5,710 will expire August 31, 2004 and $2,064 will expire August 31, 2006. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.

  Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

  D. Expenses The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and CFBDS. Expenses incurred by the Trust with respect to any two or more Funds in a series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

  E. Fees Paid Indirectly The Fund's custodian bank calculates its fees based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

  F. Other Purchases, maturities and sales, of money market instruments are accounted for on the date of the transaction.

2. DIVIDENDS The net income of the Fund is determined once daily, as of 12:00 noon, Eastern standard time, and all of the net income of the Fund so determined is declared as a dividend to shareholders of record at the time of such determination. Dividends are distributed in the form of additional shares of the Fund or, at the election of the shareholder, in cash (subject to the policies of the shareholder's Shareholder Servicing Agent), on or prior to the last business day of the month.

3. INVESTMENT ADVISORY FEES The investment advisory fee paid to Citibank, as compensation for overall investment management services, amounted to $495,662 of which $203,101 was voluntarily waived for the year ended August 31, 1998. The investment advisory fee is computed at the annual rate of 0.20% of the Fund's average daily net assets.

4. ADMINISTRATIVE SERVICES PLAN The Trust has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Trust, on behalf of each Fund, may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund under such plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.60% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. For the year ended August 31, 1998, Management agreed to voluntarily limit Fund expenses to 0.65%.

  A. Administrative Fees Under the terms of an Administrative Services Agreement, CFBDS is entitled to an administrative fee from the Fund, as compensation for overall administrative services and general office facilities, which is computed at the annual rate of 0.25% of the Fund's average daily net assets. The Administrative fees amounted to $619,577, of which $197,246 was voluntarily waived for the year ended August 31, 1998. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from CFBDS as from time to time is agreed to by CFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers and a director of the Administrator or its affiliates.

  B. Shareholder Servicing Agent Fees The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, but may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agent fees amounted to $619,577 for the year ended August 31, 1998.

5. DISTRIBUTION FEES The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund compensates the Distributor at an annual rate not to exceed 0.10% of the Fund's average daily net assets. The Distribution fees amounted to $247,831, of which $209,565 was voluntarily waived for the year ended August 31, 1998. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.10% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. The additional fee has not been assessed through August 31, 1998.

6. SHARES OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value).

7. INVESTMENT TRANSACTIONS Purchases, and maturities and sales, of money market instruments aggregated $813,213,970 and $731,444,676, respectively, for the year ended August 31, 1998.

8. FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES The cost of investment securities owned at August 31, 1998 for federal income tax purposes, amounted to $287,408,991.

9. LINE OF CREDIT The Fund, along with other CitiFunds, entered into an agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended August 31, 1998, the commitment fee allocated to the Fund was $846. Since the line of credit was established there have been no borrowings.

CitiFunds California Tax Free Reserves
INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of
CitiFunds California Tax Free Reserves:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CitiFunds California Tax Free Reserves, a separate series of CitiFunds Multi-State Tax Free Trust (the "Trust") (a Massachusetts business trust), as of August 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1998 and 1997, and the financial highlights of each of the years in the five-year period ended August 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CitiFunds California Tax Free Reserves at August 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 6, 1998

TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
Elliott J. Berv
Mark T. Finn
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
Walter E. Robb, III
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

INVESTMENT ADVISER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
CFBDS Inc.
21 Milk Street, 5th Floor, Boston, MA 02109
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street, Boston, MA 02110

                  THE CITIFUNDS FAMILY

                  LARGE CAP STOCKS
               o  CitiFunds Growth & Income Portfolio CitiFunds
               o  Large Cap Growth Portfolio

                  SMALL CAP STOCKS
               o  CitiFunds Small Cap Growth Portfolio
               o  CitiFunds Small Cap Value Portfolio

                  INTERNATIONAL STOCKS
               o  CitiFunds International Growth & Income Portfolio
               o  CitiFunds International Growth Portfolio

                  GROWTH WITH INCOME
               o  CitiFunds Balanced Portfolio

                  BONDS
               o  CitiFunds Intermediate Income Portfolio
               o  CitiFunds Short-Term U.S. Government Income Portfolio
               o  CitiFunds New York Tax Free Income Portfolio
               o  CitiFunds California Tax Free Income Portfolio*
               o  CitiFunds National Tax Free Income Portfolio

                  MONEY MARKETS
               o  CitiFunds Cash Reserves
               o  CitiFunds U.S. Treasury Reserves
               o  CitiFunds Tax Free Reserves
               o  CitiFunds New York Tax Free Reserves
               o  CitiFunds California Tax Free Reserves
               o  CitiFunds Connecticut Tax Free Reserves

                  This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

                  *Purchase orders will be accepted beginning November 2, 1998.

                  For more information contact your Service Agent or call 1-800-625-4554

                  CitiFunds are made available by CFBDS, Inc. as distributor.

(C) 1998 Citicorp     [Recycle Logo] Printed on recycled paper      CFA/RCT/898

                                                  Annual Report  August 31, 1998

[LOGO](SM)


              Connecticut
              Tax Free Reserves




                               [Graphic Omitted]




MONEY MARKETS






              -----------------------------------------------------
                              INVESTMENT PRODUCTS:
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
              -----------------------------------------------------

TABLE OF CONTENTS

CITIFUNDS CONNECTICUT TAX FREE RESERVES

Letter to Our Shareholders                                                     1
 ................................................................................
Portfolio Environment and Outlook                                              2
 ................................................................................
Fund Facts                                                                     3
 ................................................................................
Fund Performance                                                               4
 ................................................................................
Portfolio of Investments                                                       5
 ................................................................................
Statement of Assets and Liabilities                                            8
 ................................................................................
Statement of Operations                                                        9
 ................................................................................
Statement of Changes in Net Assets                                            10
 ................................................................................
Financial Highlights                                                          11
 ................................................................................
Notes to Financial Statements                                                 12
 ................................................................................
Independent Auditors' Report                                                  15
 ................................................................................

LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

   The 12-month period ended August 31, 1998 saw a continuation of the positive economic conditions that have prevailed over the past three years. Late in the period, however, heightened volatility caused the stock market to retrace its gains for the year.

   Such volatility suggests that tax-exempt money market securities may once again be poised to demonstrate their true value as relatively safer investments where investors seek to protect their principal and earn interest that is free from federal income taxes. In our view, CitiFundsSM Connecticut Tax Free Reserves can play a valuable role in investors' diversified investment portfolios.

   As you have probably heard, Citicorp announced its intention to merge with The Travelers Group. The merger is expected to occur on or about October 8, 1998. As necessary, we will provide you with information that specifically affects the fund.

   Thank you for your continued confidence and participation.

Sincerely,

/s/ Philip W. Coolidge

    Philip W. Coolidge
    President
    September 21, 1998

PORTFOLIO ENVIRONMENT AND OUTLOOK

YIELDS ON MONEY MARKET INSTRUMENTS ENDED THE 12-MONTH REPORTING PERIOD LOWER THAN WHERE THEY BEGAN, reflecting the general trend of short-term interest rates. That decline was interrupted, however, during the first quarter of 1998, which saw an increase in short-term interest rates amid uncertainty over the economic effects of the financial crisis in Asia. When evidence emerged early in the year that U.S. economic growth was stronger than most analysts expected, interest rates rose in anticipation of a move by the Federal Reserve Board to a more restrictive monetary policy.

  Such a move never took place, however, because of the absence of inflationary pressures. During the second and third quarters of 1998, it became clearer that the Asian crisis was, in fact, negatively affecting U.S. corporate earnings and dampening U.S. economic growth. In effect, lower demand for U.S. goods from overseas markets and improved competitive positions for Asian companies constrained sales and earnings of U.S. exporters. As a result, fixed-income investors became more confident that the Federal Reserve would maintain short-term interest rates at current levels, and money market yields settled back to their previous lows.

  In this economic environment, yields of short-term municipal securities generally tracked the movements of yields of comparable U.S. Treasury bills. However, the market also responded to its own unique influences, most notably changes in the supply of newly issued securities. Favorable economic conditions, attractive rates in the longer end of the market and improved fiscal operations appear to have reduced the need for Connecticut municipalities to finance their operations with short-term debt.

  The relative shortage of short-term municipal notes was offset by increased issuance of tax-exempt variable-rate demand notes (VRDNs), which are securitized and issued by investment banks. VRDNs became attractive alternatives for investors seeking competitive returns from short-term tax-exempt securities.

  We increased the portfolio's exposure to VRDNs to take advantage of higher yields. By mid-1998, VRDNs comprised approximately 67% of the portfolio, with the remainder allocated to short-term municipal securities from some of the state's towns. Seasonal issuance of non-rated notes during the first half of 1998 gave us an opportunity to extend the portfolio's average maturity, enabling us to lock in higher yields than were generally available from conventional short-term notes.

  WE BELIEVE SHORT-TERM INTEREST RATES ARE LIKELY TO REMAIN NEAR CURRENT LEVELS FOR THE REMAINDER OF THE YEAR. If economic growth continues to moderate in the fourth quarter of 1998, as we expect, the Federal Reserve Board will have little reason to raise short-term interest rates, which they might otherwise do to forestall a reacceleration of inflation. In our opinion, the opposite is the more likely scenario: if the economy continues to slow, the Federal Reserve Board may eventually reduce short-term interest rates modestly in order to provide an economic stimulus.

  In the meantime, we remain encouraged by the strength of Connecticut's short-term municipal securities market. In our analysis, the state and its municipalities are more fiscally sound than at any other time in recent memory. The state is currently enjoying a budget surplus, and even cities and towns that had persistent financial problems just a few years ago, such as Bridgeport, appear to be economically healthier. If this favorable credit environment continues, it should help us continue to deliver competitive after-tax returns consistent with capital preservation to our shareholders.

FUND FACTS

FUND OBJECTIVE
To provide its shareholders with high levels of current income exempt from both Federal and Connecticut personal income taxes,* preservation of capital and liquidity.

INVESTMENT ADVISER                      DIVIDENDS
Citibank, N.A.                          Declared daily, paid monthly

COMMENCEMENT OF OPERATIONS              CAPITAL GAINS
December 1, 1993                        Distributed annually, if any

NET ASSETS AS OF 8/31/98                BENCHMARKS
$156.6 million                          o Lipper Connecticut Tax Exempt Money
                                          Funds Average
                                        o IBC Connecticut Tax Free Money
                                          Funds Average

* A portion of the income may be subject to the Federal Alternative Minimum Tax
  (AMT). Consult your personal tax advisor.

FUND PERFORMANCE

TOTAL RETURNS

                                                                      SINCE
                                                         ONE    DECEMBER 1, 1993
ALL PERIODS ENDED AUGUST 31, 1998                        YEAR      INCEPTION*
--------------------------------------------------------------------------------
CitiFunds Connecticut Tax Free Reserves                  3.01%        3.06%
Lipper Connecticut Tax Exempt Money Funds Average        2.85%        2.77%+

 * Average Annual Total Return
 + Since 11/30/93

7-DAY YIELDS
Annualized Current                2.95%
Effective                         3.00%

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven day period and assumes that the income is generated each week over a 365 day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized, the income earned by the investment during that seven day period is assumed to be reinvested. The effective yield is slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note: A money market fund's yield more closely reflects the current earnings of the fund than does the total return.

IMPORTANT TAX INFORMATION -- For fiscal year ended August 31, 1998, the Fund paid $0.02971 per share to shareholders from net investment income. For such period, the Fund designated all dividends paid as exempt-interest dividends. Thus, 100% of these distributions were exempt from Federal income tax and 79.4% of dividends earned were also exempt from Connecticut personal income tax. In addition, 1.4% of the dividends were derived from income earned from certain municipal obligations which may be subject to Federal Alternative Minimum Tax
(AMT).

COMPARISON OF 7-DAY YIELDS FOR CITIFUNDS CONNECTICUT TAX FREE
RESERVES VS. IBC CONNECTICUT TAX FREE MONEY FUNDS AVERAGE


As illustrated, CitiFunds Connecticut Tax Free Reserves provided a similar annualized seven-day yield to that of a comparable IBC Money Fund Average, as published in IBC's Money Fund ReportTM, for the one-year period.

                                  CitiFunds       IBC Connecticut
                                 Connecticut         Tax Free
                                   Tax Free         Money Funds
                                   Reserves           Average

                    9/02/97         2.74               2.77
                   11/04/97         2.98               2.89
                    1/06/98         3.02               3.01
                    3/10/98         2.56               2.39
                    5/12/98         3.10               3.01
                    7/14/98         2.99               2.52
                    8/31/98         2.95               2.62

Note: The Fund seeks to maintain a stable $1.00 per share price, although there is no assurance that this will be so on a continuing basis. Fund shares are not insured or guaranteed by the U.S. Government. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of dividends. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's returns would have been lower.

CITIFUNDS CONNECTICUT TAX FREE RESERVES
PORTFOLIO OF INVESTMENTS                                         August 31, 1998

                                                    PRINCIPAL
                                                     AMOUNT
ISSUER                                          (000'S OMITTED)       VALUE
-------------------------------------------------------------------------------
TAX EXEMPT COMMERCIAL PAPER  -- 1.8%
-------------------------------------------------------------------------------
Connecticut State Health and Educational
 Facilities, 3.50% due 9/10/98                       $1,800        $  1,800,000
Connecticut State Housing Finance Authority,
 AMT, 3.65% due 9/10/98                                 960             960,000
                                                                   ------------
                                                                      2,760,000
                                                                   ------------

BOND, REVENUE, TAX, TAX AND REVENUE
ANTICIPATION NOTES AND GENERAL OBLIGATION
BONDS AND NOTES  -- 9.9%
-------------------------------------------------------------------------------
Beacon Falls, CT, BANs, 4.125% due 10/21/98           2,500           2,501,402
East Lyme, CT, BANs, 4.25% due 3/01/99                  100             100,264
Groton City, CT, BANs, 3.75% due 10/15/98             3,880           3,881,237
Guilford, CT, BANs, 3.75% due 8/17/99                 1,000           1,001,846
Ledyard, CT, BANs, 4.00% due 2/04/99                    700             700,981
Middlebury, CT, BANs, 3.74% due 3/09/99                 630             630,124
Milford, CT, BANs, 3.70% due 11/12/98                 1,215           1,215,466
Naugatuck, CT, BANs, 3.74% due 8/11/99                  250             250,158
Newtown, CT, BANs, 4.00% due 6/17/99                    465             466,240
Oxford, CT, G. O., 5.50% due 2/01/99                  1,180           1,189,094
Redding, CT, BANs, 4.10% due 10/22/98                 1,000           1,000,538
Stratford, CT, BANs, 4.00% due 6/16/99                2,000           2,006,093
Tolland, CT, BANs 6.00% due 6/01/99                     400             407,312
Tolland, CT, BANs 4.10% due 6/10/99                     227             227,675
                                                                   ------------
                                                                     15,578,430
                                                                   ------------

ANNUAL AND SEMI-ANNUAL TENDER REVENUE BONDS
AND NOTES (PUTS)  -- 21.6%
-------------------------------------------------------------------------------
Bristol, CT, 5.40% due 6/15/99                          150             151,834
Connecticut State, 4.50% due 10/01/98                 6,015           6,020,289
Connecticut State, 5.70% due 3/15/99                  2,500           2,526,015
Connecticut State, 5.20% due 5/01/99                  2,215           2,240,695
Connecticut State Clean Water Fund, 6.40%
  due 1/01/99                                           200             201,820
Connecticut State Clean Water Fund,
  5.25% due 8/01/99                                     500             508,237
Connecticut State Housing Finance Authority,
  6.80% due 11/15/98                                  2,000           2,012,441
Connecticut State  Housing Finance Authority, AMT,
  5.55% due 11/15/98                                    300             301,083
Connecticut State Special Assessment Unemployment,
  4.50% due 5/15/99                                   1,115           1,122,606
Connecticut State Special Tax Obligation,
  6.95% due 2/01/99                                     300             309,730
Connecticut State Special Tax Obligation,
  7.15% due 2/01/99                                   2,600           2,689,718
Connecticut State Special Tax Obligation,
  7.20% due 2/01/99                                     200             206,870
Danbury, CT, 5.50% due 8/01/99                        1,120           1,139,454
Hartford, CT, 5.00% due 1/15/99                       1,465           1,473,077
Madison, CT, 4.22% due 11/18/98                       1,500           1,500,836
Manchester, CT, 4.00% due 7/08/99                       637             639,089
Milford, CT, 3.80% due 1/15/99                          250             250,221
New Britain, CT, 3.70% due 4/13/99                      200             200,093
New Fairfield, CT, 4.40% due 3/15/99                    185             185,575
New Haven, CT, 6.90% due 9/15/98                      1,000           1,001,297
Puerto Rico Public Buildings Authority Revenue,
  6.85% due 7/01/99                                   1,700           1,745,340
South Central Connecticut Regulation Water
  Authority, 4.00% due 7/28/99                        3,000           3,011,151
Stamford, CT, 7.00% due 3/15/99                       1,325           1,350,374
Weston, CT, 4.40% due 4/15/99                           680             683,277
Winchester, CT, 4.00% due 11/04/98                    1,775           1,775,914
Windsor Locks, CT, 6.125% due 10/15/98                  500             501,362
                                                                   ------------
                                                                     33,748,398
                                                                   ------------

VARIABLE RATE DEMAND NOTES*  -- 67.2%
-------------------------------------------------------------------------------
Acension River, LA, AMT, due 12/01/27                 2,000           2,000,000
Beloit, KS, Industrial Revenue, AMT, due 12/01/16       900             900,000
Burke County, GA, Development Authority
  Pollution, due 7/01/24                                200             200,000
Chesterfield County, VA, Industrial Development,
  due 2/01/03                                         1,400           1,400,000
Chicago, IL, due 1/01/27                              1,100           1,100,000
Columbus, MS, Industrial Revenue, due 5/01/99           535             535,000
Connecticut State, due 3/15/12                        1,650           1,650,000
Connecticut State, due 3/15/13                        7,000           7,000,000
Connecticut State, due 3/15/14                        2,795           2,795,000
Connecticut State Development Authority Revenue,
  AMT, due 6/01/13                                    4,000           4,000,000
Connecticut State Development Authority Revenue, AMT,
  due 6/01/18                                         1,100           1,100,000
Connecticut State Health and Educational Facilities,
  due 7/01/13                                         1,500           1,500,000
Connecticut State Health and Educational Facilities,
  due 7/01/22                                         1,600           1,600,000
Connecticut State Health and Educational Facilities,
  due 7/01/27                                         1,000           1,000,000
Connecticut State Health and Educational Facilities,
  due 7/01/29                                         1,500           1,500,000
Connecticut State Health and Educational Facilities,
  due 6/10/30                                         3,000           3,000,000
Connecticut State Housing Finance Authority,
  due 5/15/17                                         2,495           2,495,000
Connecticut State Housing Finance Authority,
  due 5/15/17                                         1,600           1,600,000
Connecticut State Housing Finance Authority, AMT,
  due 11/15/27                                        1,925           1,925,000
Connecticut State Housing Finance Authority,
  due 11/15/28                                        2,500           2,500,000
Connecticut State Special Tax Obligation,
  due 6/30/07                                         4,000           4,000,000
Hartford, CT, Redevelopment Agency,
  due 6/01/20                                         2,000           2,000,000
Hernando County, FL, Industrial Development Revenue,
  due 12/01/04                                        1,200           1,200,000
Illinois Health Facilities Authority Revenue,
  due 8/15/25                                           200             200,000
Macon Trust Pooled Variable Rate Certificates,
  due 3/03/07                                         3,555           3,555,000
Macon Trust Pooled Variable Rate Certificates, AMT,
  due 12/05/30                                        2,575           2,575,000
Maryland State Community Development Administration,
  due 4/01/25                                         4,160           4,160,000
Massachusetts State Health Educational Facilities,
  due 7/01/26                                         1,360           1,360,000
Mississippi Home Corp., AMT, due 6/01/28              2,110           2,110,000
Morgan Keegan Municipal Trust Receipts, AMT,
  due 5/06/99                                         2,940           2,940,000
Municipal Tax Exempt Trust Receipt, due 10/01/30      6,895           6,895,000
Municipal Tax Exempt Trust Receipt, due 10/01/32      2,970           2,970,000
Municipal Trust Receipts, due 1/01/22                 1,400           1,400,000
New York, NY, due 8/01/21                               770             770,000
New York State Energy Research and Development,
  due 6/01/29                                           700             700,000
New York State Jobs Development Authority,
  due 3/01/05                                           200             200,000
Panhandle Plains, TX, Higher Education, AMT,
  due 10/01/02                                        1,100           1,100,000
Pinal County, AZ, Pollution Central Revenue,
  due 12/01/99                                          700             700,000
Pinellas County, FL, Health Facilities Authority,
  due 12/01/15                                          100             100,000
Puerto Rico Commonwealth, due 7/01/20                 5,755           5,755,000
Puerto Rico Commonwealth Highway, due 7/01/15         1,000           1,000,000
Puerto Rico Electrical Power Authority,
  due 7/01/12                                         4,850           4,850,000
Shelton, CT, Housing Authority Revenue,
  due 12/01/30                                        1,800           1,800,000
South Carolina Jobs Economic Development, AMT,
  due 4/01/17                                           500             500,000
Stamford, CT, Housing Authority Revenue,
  due 8/01/24                                           200             200,000
Stamford, CT, Housing Authority Revenue,
  due 12/01/24                                        1,400           1,400,000
Trail County, ND, Solid Waste, AMT, due 12/01/11      2,700           2,700,000
University of Connecticut, University Revenue,
  due 11/15/24                                        5,650           5,650,000
University of Puerto Rico, University Revenue,
  due 6/01/25                                         2,600           2,600,000
                                                                   ------------
                                                                    105,190,000
                                                                   ------------

TOTAL INVESTMENTS, AT AMORTIZED COST                 100.5%         157,276,828
OTHER ASSETS, LESS LIABILITIES                        (0.5%)           (725,319)
                                                     --------------------------
NET ASSETS                                           100.0%        $156,551,509
                                                     ==========================
AMT -- Subject to Alternative Minimum Tax
* Variable rate demand notes have a demand feature under which the fund could tender them back to the issuer on no more than 7 days notice.

See notes to financial statements

CITIFUNDS CONNECTICUT TAX FREE RESERVES
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 1998
-------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost (Note 1A)                           $157,276,828
Cash                                                                    273,072
Interest receivable                                                   1,551,390
-------------------------------------------------------------------------------
    Total assets                                                    159,101,290
-------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                     1,806,453
Payable for shares of beneficial interest repurchased                   293,340
Dividends payable                                                       309,428
Payable to affiliates:
    Investment Advisory fees (Note 3)                                    19,275
    Shareholder Servicing Agents' fees (Note 4B)                         33,196
Accrued expenses and other liabilities                                   88,089
-------------------------------------------------------------------------------
    Total liabilities                                                 2,549,781
-------------------------------------------------------------------------------
NET ASSETS for 156,558,304 shares of beneficial interest
  outstanding                                                      $156,551,509
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital                                                    $156,558,304
Accumulated net realized loss on investments                             (6,795)
-------------------------------------------------------------------------------
    Total                                                          $156,551,509
===============================================================================
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE           $1.00
===============================================================================

See notes to financial statements

CITIFUNDS CONNECTICUT TAX FREE RESERVES
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 1998
-------------------------------------------------------------------------------
INVESTMENT INCOME (Note 1B)                                          $5,472,127
EXPENSES:
Administrative fees (Note 4A)                         $ 377,316
Shareholder Servicing Agents' fees (Note 4B)            377,316
Investment Advisory fees (Note 3)                       301,853
Distribution fees (Note 5)                              150,926
Custody and fund accounting fees                         71,708
Audit fees                                               29,800
Shareholder reports                                      20,923
Legal fees                                               15,232
Transfer agent fees                                      13,707
Trustees' fees                                            9,955
Miscellaneous                                            10,436
-------------------------------------------------------------------------------
    Total expenses                                    1,379,172
Less aggregate amounts waived by Investment Adviser,
  Administrator, and
  Distributor (Notes 3, 4A and 5)                      (387,665)
Less fees paid indirectly (Note 1E)                     (10,772)
-------------------------------------------------------------------------------
    Net expenses                                                        980,735
-------------------------------------------------------------------------------
Net investment income                                                 4,491,392
NET REALIZED GAIN ON INVESTMENTS                                          2,693
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $4,494,085
===============================================================================

See notes to financial statements

CITIFUNDS CONNECTICUT TAX FREE RESERVES
STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED AUGUST 31,
                                                   ----------------------------
                                                       1998             1997
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income                              $  4,491,392    $  4,406,570
Net realized gain (loss) on investments                   2,693            (328)
-------------------------------------------------------------------------------
Net increase in net assets from operations            4,494,085       4,406,242
-------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                (4,491,392)     (4,406,570)
-------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST AT
NET ASSET VALUE OF $1.00 PER SHARE (Note 6):
Proceeds from sale of shares                        282,812,520     289,667,461
Net asset value of shares issued to shareholders
 from reinvestment of dividends                         632,962         744,661
Cost of shares repurchased                         (296,218,329)   (237,115,072)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  transactions in shares of beneficial interest     (12,772,847)     53,297,050
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS               (12,770,154)     53,296,722
-------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                 169,321,663     116,024,941
-------------------------------------------------------------------------------
End of period                                      $156,551,509    $169,321,663
===============================================================================

See notes to financial statements

CITIFUNDS CONNECTICUT TAX FREE RESERVES
FINANCIAL HIGHLIGHTS

                                                                                    DECEMBER 1, 1993
                                                                                      (COMMENCEMENT
                                                                                      OF OPERATIONS)
                                            YEAR ENDED AUGUST 31,                           TO
                                 --------------------------------------------------      AUGUST 31,
                                 1998         1997         1996         1995               1994
----------------------------------------------------------------------------------------------------
Net Asset Value, beginning
 of period                       $1.00000      $1.00000      $1.00000      $1.00000      $1.00000
Net investment income             0.02971       0.02914       0.03135       0.03564       0.01754
Less dividends from net
  investment income              (0.02971)     (0.02914)     (0.03135)     (0.03564)     (0.01754)
----------------------------------------------------------------------------------------------------
Net Asset Value, end of
  period                         $1.00000      $1.00000      $1.00000      $1.00000      $1.00000
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)                $156,552      $169,322      $116,025      $ 46,556      $ 15,949
Ratio of expenses to
  average net assets (A)            0.66%         0.65%         0.42%         0.22%         0.00%*
Ratio of expenses to
  average net assets after
  fees paid indirectly(A)           0.65%         0.65%         0.42%         0.22%         0.00%*
Ratio of net investment
  income to average net
  assets                            2.98%         2.92%         3.08%         3.60%         2.61%*
Total return                        3.01%         2.95%         3.18%         3.62%         1.75%**
Note: If Agents of the Fund had not voluntarily waived all or a portion of their fees from the
Fund for the period indicated and the Administrator had not voluntarily assumed expenses for the periods before August 31, 1996, and the expenses were not reduced for the fees paid indirectly for the years after August 31, 1995, the ratios and net investment income per share would have been as follows:
Net investment income per
  share                          $0.02712      $0.02615      $0.02504      $0.02732      $0.00128
RATIOS:
Expenses to average net
  assets                            0.91%         0.95%         1.04%         1.06%         2.42%*
Net investment income to
  average net assets                2.72%         2.62%         2.46%         2.76%         0.19%*
==================================================================================================
  * Annualized
 ** Not Annualized
(A) The expense ratios for the year ended August 31, 1996 and the periods thereafter have been adjusted to reflect a change in reporting requirements. The new report guidelines require the
    Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the period ended on August 31, 1995 have not been adjusted to reflect this change.

    See notes to financial statements

CITIFUNDS CONNECTICUT TAX FREE RESERVES
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES CitiFunds Connecticut Tax Free Reserves (the "Fund") is a separate non-diversified series of CitiFunds Multi-State Tax Free Trust (the "Trust"), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Effective January 2, 1998, the Landmark Connecticut Tax Free Reserves changed its name to CitiFunds Connecticut Tax Free Reserves. The Trust also changed its name from Landmark Multi-State Tax Free Funds to CitiFunds Multi-State Tax Free Trust. The Investment Adviser of the Fund is Citibank, N.A. ("Citibank"). CFBDS, Inc. ("CFBDS", formerly Landmark Funds Broker-Dealer Services, Inc.) acts as the Trust's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes shares available to customers through various Shareholder Servicing Agents. Citibank is a wholly-owned subsidiary of Citicorp. Citicorp announed its intention to merge with The Travelers Group. The merger is expected to occur on or about October 8, 1998.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The significant accounting policies consistently followed by the Fund are as follows:

   A. Valuation of Investments Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

   B. Interest Income Interest income consists of interest accrued, and accretion of market discount less the amortization of any premium on the investments of the Fund.

   C. Federal Taxes The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its net investment income. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryover of $6,795, of which $2,291 will expire on August 31, 2004 and $4,504 which will expire on August 31, 2005. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

   D. Expenses The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and CFBDS. Expenses incurred by the Trust with respect to any two or more Funds in a series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   E. Fees Paid Indirectly The Fund's custodian bank calculates its fees based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

   F. Other Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction.

2. DIVIDENDS The net income of the Fund is determined once daily, as of 12:00 noon, Eastern standard time, and all of the net income of the Fund so determined is declared as a dividend to shareholders of record at the time of such determination. Dividends are distributed in the form of additional shares of the Fund or, at the election of the shareholder, in cash (subject to the policies of the shareholder's Shareholder Servicing Agent), on or prior to the last business day of the month.

3. INVESTMENT ADVISORY FEES The investment advisory fee paid to Citibank, as compensation for overall investment management services, amounted to $301,853 of which $128,736 was voluntarily waived for the year ended August 31, 1998. The investment advisory fee is computed at the annual rate of 0.20% of the Fund's average daily net assets.

4. ADMINISTRATIVE SERVICES PLAN The Trust has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Trust, on behalf of each Fund, may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund under such plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.60% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. For the year ended August 31, 1998, Management agreed to voluntarily limit Fund expenses to 0.65%.

    A. Administrative Fees Under the terms of an Administrative Services Agreement, CFBDS is entitled to an administrative fee from the Fund, as compensation for overall administrative services and general office facilities, which is computed at the annual rate of 0.25% of the Fund's average daily net assets. The Administrative fees amounted to $377,316, of which $123,907 was voluntarily waived for the year ended August 31, 1998. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from CFBDS as from time to time is agreed to by CFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers and a director of the Administrator or its affiliates.

    B. Shareholder Servicing Agent Fees The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, but may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agent fees amounted to $377,316 for the year ended August 31, 1998.

5. DISTRIBUTION FEES The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund compensates the Distributor at an annual rate not to exceed 0.10% of the Fund's average daily net assets. The Distribution fees amounted to $150,926, of which $135,022 was voluntarily waived for the year ended August 31, 1998. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.10% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. The additional fee has not been assessed through August 31, 1998.

6. SHARES OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value).

7. INVESTMENT TRANSACTIONS Purchases, and maturities and sales of money market instruments aggregated $481,489,513 and $493,545,619, respectively, for the year ended August 31, 1998.

8. FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES The cost of investment securities owned at August 31, 1998 for federal income tax purposes, amounted to $157,276,828.

9. LINE OF CREDIT The Fund, along with other CitiFunds, entered into an agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended August 31, 1998, the commitment fee allocated to the Fund was $505. Since the line of credit was established there have been no borrowings.

CITIFUNDS CONNECTICUT TAX FREE RESERVES
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF
CITIFUNDS CONNECTICUT TAX FREE RESERVES:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CitiFunds Connecticut Tax Free Reserves, a separate series of CitiFunds Multi-State Tax Free Trust (the "Trust") (a Massachusetts business trust), as of August 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1998 and 1997 and the financial highlights for each of the years in the four-year period ended August 31, 1998 and for the period from December 1, 1993 (Commencement of Operations) to August 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Citifunds Connecticut Tax Free Reserves at August 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 6, 1998

TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
Elliott J. Berv
Mark T. Finn
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
Walter E. Robb, III
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*
*Affiliated Person of Administrator and Distributor

INVESTMENT ADVISER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
CFBDS Inc.
21 Milk Street, 5th Floor, Boston, MA 02109
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street, Boston, MA 02110

                  THE CITIFUNDS FAMILY

                  LARGE CAP STOCKS
                  o CitiFunds Growth & Income Portfolio
                  o CitiFunds Large Cap Growth Portfolio

                  SMALL CAP STOCKS
                  o CitiFunds Small Cap Growth Portfolio
                  o CitiFunds Small Cap Value Portfolio

                  INTERNATIONAL STOCKS
                  o CitiFunds International Growth & Income Portfolio
                  o CitiFunds International Growth Portfolio

                  GROWTH WITH INCOME
                  o CitiFunds Balanced Portfolio

                  BONDS
                  o CitiFunds Intermediate Income Portfolio
                  o CitiFunds Short-Term U.S. Government Income Portfolio
                  o CitiFunds New York Tax Free Income Portfolio
                  o CitiFunds California Tax Free Income Portfolio*
                  o CitiFunds National Tax Free Income Portfolio

                  MONEY MARKETS
                  o CitiFunds Cash Reserves
                  o CitiFunds U.S. Treasury Reserves
                  o CitiFunds Tax Free Reserves
                  o CitiFunds New York Tax Free Reserves
                  o CitiFunds California Tax Free Reserves
                  o CitiFunds Connecticut Tax Free Reserves

                  This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

                  *Purchase orders will be accepted beginning November 2, 1998.

                  For more information contact your Service Agent or call 1-800-625-4554

                  CitiFunds are made available by CFBDS, Inc. as distributor.

(C)1998 Citicorp       [Recycle Logo] Printed on recycled paper     CFA/RCT/898